                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) June 1, 2007
                                                           ------------

                              --------------------

                             EVERLAST WORLDWIDE INC.
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                     0-25918                   13-3672716
           --------                     -------                   ----------
(State or Other Jurisdiction          (Commission               (IRS Employer
     of Incorporation)                File Number)           Identification No.)

1350 Broadway, Suite 2300, New York, New York                           10018
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  (Address of Principal Executive Offices)                            (Zip Code)

        Registrant's telephone number, including area code (212) 239-0990
                                                           --------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

      On June 1, 2007, Everlast Worldwide Inc. (the "Company") announced it had signed a definitive agreement to be acquired by The Hidary Group for $26.50 per share, in cash. The Company's Board of Directors approved the agreement in a special meeting on June 1, 2007. The transaction is subject to the Company's stockholders approving the transaction and other customary conditions, and is expected to be completed during the third quarter of 2007.

      A copy of the press release issued by the Company on June 1, 2007, announcing the transaction, is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits

Exhibit Number    Description
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99.1              Press Release dated June 1, 2007.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       EVERLAST WORLDWIDE INC.
                                            (Registrant)
Date: June 1, 2007
                                       By: /s/ Gary J. Dailey
                                           -------------------------------------
                                       Name:  Gary J. Dailey
                                       Title: Chief Financial Officer